UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2008

SKYLINE CORPORATION
 (Exact name of registrant as specified in its charter)

Indiana	1-4714	35-1038277
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 743, 2520 By-Pass Road Elkhart, IN	46515
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (574) 294-6521

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

At the Annual Meeting of Shareholders, a majority of the outstanding shares entitled to vote have voted for the election of: Arthur J. Decio, Thomas G. Deranek, John C. Firth, Jerry Hammes, Ronald F. Kloska, William H. Lawson, David T. Link and Andrew J. McKenna as Directors.

Following the Annual Meeting of Shareholders, the Board of Directors elected the following persons as Officers of the Corporation to serve at the pleasure of the Board of Directors until the next annual meeting of the Board of Directors (September 21, 2009) or until their successors are elected and qualify:

Thomas G. Deranek Jon S. Pilarski Terrence M. Decio Charles W. Chambliss Christopher R. Leader Bruce G. Page Martin R. Fransted Samuel S. Thompson	Chairman and Chief Executive Officer
Vice President, Finance & Treasurer, Chief Financial Officer
Vice President, Marketing & Sales
Vice President, Product Development and Engineering
Vice President, Operations
Vice President, Operations
Corporate Controller & Secretary
General Counsel

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYLINE CORPORATION

Date: September 18, 2008

By: /s/ Jon S. Pilarski
Jon S. Pilarski
Chief Financial Officer